EXHIBIT 99.1
                                                                    ------------


                         FORM 3 JOINT FILER INFORMATION


Name:                      Credit Suisse First Boston Equity Partners, L.P.

Address:                   11 Madison Avenue, New York, NY 10010

Designated Filer:          Credit Suisse First Boston

Issuer & Ticker Symbol:    Sunesis Pharmaceuticals, Inc. ("SNSS")

Date of Event
   Requiring Statement:    September 27, 2005


                                            CREDIT SUISSE FIRST BOSTON EQUITY
                                            PARTNERS, L.P.

                                            By: Hemisphere Private Equity
                                                Partners, Ltd., its General
                                                Partner


                                            /s/ Kenneth J. Lohsen
                                            -----------------------------------
                                            Name:  Kenneth J. Lohsen
                                            Title: Attorney-in-Fact



Name:                      Credit Suisse First Boston Equity Partners
                           (Bermuda), L.P.

Address:                   11 Madison Avenue, New York, NY 10010

Designated Filer:          Credit Suisse First Boston

Issuer & Ticker Symbol:    Sunesis Pharmaceuticals, Inc. ("SNSS")

Date of Event
   Requiring Statement:    September 27, 2005


                                            CREDIT SUISSE FIRST BOSTON EQUITY
                                            PARTNERS (BERMUDA), L.P.

                                            By: Hemisphere Private Equity
                                                Partners, Ltd., its General
                                                Partner


                                            /s/ Kenneth J. Lohsen
                                            -----------------------------------
                                            Name:  Kenneth J. Lohsen
                                            Title: Attorney-in-Fact

Name:                      EMA Partners Fund 2000, L.P.

Address:                   11 Madison Avenue, New York, NY 10010

Designated Filer:          Credit Suisse First Boston

Issuer & Ticker Symbol:    Sunesis Pharmaceuticals, Inc. ("SNSS")

Date of Event
   Requiring Statement:    September 27, 2005


                                            EMA PARTNERS FUND 2000, L.P.

                                            By: Credit Suisse First Boston
                                                (Bermuda), Limited, its
                                                General Partner


                                            /s/ Kenneth J. Lohsen
                                            -----------------------------------
                                            Name:  Kenneth J. Lohsen
                                            Title: Vice President



Name:                      EMA Private Equity Fund 2000, L.P.

Address:                   11 Madison Avenue, New York, NY 10010

Designated Filer:          Credit Suisse First Boston

Issuer & Ticker Symbol:    Sunesis Pharmaceuticals, Inc. ("SNSS")

Date of Event
   Requiring Statement:    September 27, 2005


                                            EMA PRIVATE EQUITY FUND 2000, L.P.

                                            By: Credit Suisse First Boston
                                                (Bermuda), Limited, its
                                                General Partner


                                            /s/ Kenneth J. Lohsen
                                            -----------------------------------
                                            Name:  Kenneth J. Lohsen
                                            Title: Vice President

Name:                      Credit Suisse First Boston U.S. Executive Advisors,
                           L.P.

Address:                   11 Madison Avenue, New York, NY 10010

Designated Filer:          Credit Suisse First Boston

Issuer & Ticker Symbol:    Sunesis Pharmaceuticals, Inc. ("SNSS")

Date of Event
   Requiring Statement:    September 27, 2005


                                           CREDIT SUISSE FIRST BOSTON U.S.
                                           EXECUTIVE ADVISORS, L.P.

                                           By: Hemisphere Private Equity
                                               Partners, Ltd., its General
                                               Partner

                                           /s/ Kenneth J. Lohsen
                                           -----------------------------------
                                           Name:  Kenneth J. Lohsen
                                           Title: Attorney-in-Fact




Name:                      Credit Suisse First Boston Advisory Partners, LLC

Address:                   11 Madison Avenue, New York, NY 10010

Designated Filer:          Credit Suisse First Boston

Issuer & Ticker Symbol:    Sunesis Pharmaceuticals, Inc. ("SNSS")

Date of Event
   Requiring Statement:    September 27, 2005


                                           CREDIT SUISSE FIRST BOSTON ADVISORY
                                           PARTNERS, LLC


                                           /s/ Kenneth J. Lohsen
                                           -----------------------------------
                                           Name:  Kenneth J. Lohsen
                                           Title: Vice President

Name:                      Credit Suisse First Boston (Bermuda) Limited

Address:                   11 Madison Avenue, New York, NY 10010

Designated Filer:          Credit Suisse First Boston

Issuer & Ticker Symbol:    Sunesis Pharmaceuticals, Inc. ("SNSS")

Date of Event
   Requiring Statement:    September 27, 2005


                                           CREDIT SUISSE FIRST BOSTON (BERMUDA)
                                           LIMITED


                                           /s/ Kenneth J. Lohsen
                                           -----------------------------------
                                           Name:  Kenneth J. Lohsen
                                           Title: Vice President




Name:                      Hemisphere Private Equity Partners, Ltd.

Address:                   Hemisphere House, Nine Church Street, Hamilton HM11,
                           Hamilton, Bermuda

Designated Filer:          Credit Suisse First Boston

Issuer & Ticker Symbol:    Sunesis Pharmaceuticals, Inc.

Date of Event
   Requiring Statement:    September 27, 2005


                                           HEMISPHERE PRIVATE EQUITY
                                           PARTNERS, LTD.


                                           /s/ Kenneth J. Lohsen
                                           -----------------------------------
                                           Name:  Kenneth J. Lohsen
                                           Title: Attorney-in-Fact

Name:                      Hemisphere Private Equity Partners Charitable Trust

Address:                   Hemisphere House, Nine Church Street, Hamilton HM11,
                           Hamilton, Bermuda

Designated Filer:          Credit Suisse First Boston

Issuer & Ticker Symbol:    Sunesis Pharmaceuticals, Inc.

Date of Event
   Requiring Statement:    September 27, 2005


                                           HEMISPHERE PRIVATE EQUITY PARTNERS
                                           CHARITABLE TRUST

                                           By:  Close Trustees (Cayman) Limited,
                                                its Trustees

                                           /s/ Nigel Jeffrey Arkley and
                                           /s/ Linburgh Rae Rolando Martin
                                           -----------------------------------
                                           Name:  Nigel Jeffrey Arkley
                                           Name:  Linburgh Rae Rolando Martin
                                           Title: Authorized Signatories